UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): June 18, 2007.

LIFE PARTNERS HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Texas
(State of incorporation)
0-7900 (Commission File Number)	74-2962475 (I.R.S. Employer ID no.)

204 Woodhew Waco, Texas (Address of Principal Executive Offices)	76712 (Zip Code)

Issuer’s telephone number, including area code: 254-751-7797

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Life Partners Holdings, Inc. (“Life Partners”) has appointed American Stock Transfer & Trust Company (“AST”) to provide registrar and transfer agent services for Life Partners’ shareholders. The appointment was effective as of May 8, 2007, and the conversion process is now completed.

As of June 18, 2007, all communications related to shareholder transactions should be directed to AST representatives at 1-800-937-5449. The mailing address for AST is 59 Maiden Lane, New York, NY 10038. The address for overnight deliveries to AST is 6201 15th Avenue, Brooklyn, NY 11219.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 21, 2007

Life Partners Holdings, Inc.

By: /s/ Nina Piper
Nina Piper Principal Accounting Officer